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                                                                   EXHIBIT 10.39


                    THIRD AMENDMENT dated as of February 11, 2000 (this
               "Amendment"), to the Credit Agreement dated as of April 15, 1998 as amended and restated as of October 19, 1998 (as further amended or otherwise modified, the "Credit Agreement"), among ADVANCE HOLDING CORPORATION, ADVANCE STORES COMPANY, INCORPORATED, the Lenders party thereto and THE CHASE MANHATTAN BANK, as Administrative Agent.

          WHEREAS, the Borrower (such term and each other capitalized term used but not defined herein having the meanings assigned to such terms in the Credit Agreement) intends to invest certain assets in PartsAmerica.com, Inc., a Delaware corporation ("PartsAmerica") formed for the purpose of selling auto parts on the internet, in exchange for Series A Convertible Preferred Shares of PartsAmerica, all (a) as set forth in the PartsAmerica.com Summary Term Sheet Prepared by Advance Stores Company Inc. For Distribution to Its Bank Group, attached hereto as Exhibit A (the "PartsAmerica Term Sheet") and (b) pursuant to
(i) an asset contribution agreement and a stock purchase agreement and any related agreements and (ii) a services agreement between PartsAmerica and the Borrower pursuant to which the Borrower shall provide certain services to PartsAmerica, in each case having terms substantially consistent with the terms described in the PartsAmerica Term Sheet and reasonably satisfactory to the Administrative Agent (collectively, the "PartsAmerica Agreements");

          WHEREAS, the Borrower has requested that the Lenders approve an amendment to the Credit Agreement; and

          WHEREAS, the undersigned Lenders are willing, on the terms and subject to the conditions set forth herein, to approve such amendments;

          NOW, THEREFORE, in consideration of these premises, the Borrower and the undersigned Lenders hereby agree as follows:

          SECTION 1.  Amendments.
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          (a) Section 1.01 of the Credit Agreement is hereby amended by deleting the defined term "Adjusted Consolidated Net Income" and substituting in lieu thereof the following:
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               "Adjusted Consolidated Net Income" means, for any period, net
                --------------------------------
          income or loss of the Borrower and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, provided
                                                                      --------
          that there shall be excluded (a)(i) the income of any Person in which any other Person (other than the Borrower or any of the Subsidiaries or any director holding qualifying shares in compliance with applicable law) has a joint interest, except income shall be included to the extent of the amount of dividends or other distributions actually paid to the Borrower or any of the Subsidiaries by such
          Person during such period and (ii) any noncash loss of or noncash charge attributable to PartsAmerica, (b) the income (or loss) of any Person accrued prior to the date it becomes a Subsidiary or is merged into or consolidated with the Borrower or any of the Subsidiaries or the date that Person's assets are acquired by the Borrower or any of the Subsidiaries, (c) gains and losses from the sale or other disposition of material assets outside the ordinary course of business and (d) Excluded Charges for such period; provided further that, to
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          the extent that the Borrower or any Subsidiary makes any Restricted
          Payment to Holdings in order to permit Holdings to pay taxes or other expenses (excluding interest on the Holdings Senior Discount Debentures), then such taxes or other expenses shall be deducted in determining Adjusted Consolidated Net Income to the extent not otherwise deducted from the calculation of Adjusted Consolidated Net Income as though such taxes or other expenses had been incurred by the Borrower directly; provided further that, except for the purposes of
                             ----------------
          calculating the Applicable Rate, Consolidated Net Income shall be determined (i) on a pro forma basis to give effect to the Acquisition, any Permitted Acquisitions and any divestitures by the Borrower or any Subsidiary of all or substantially all the assets of, or all the shares of capital stock of or other equity interests in, a Person or division or line of business of a Person occurring during such period as if such transactions had occurred on the first day of such period and (ii) to exclude (A) Western Auto Pre-Acquisition Adjustments, (B) Acquisition Expenses incurred from and including October 19, 1998 to and including January 1, 2000 in an aggregate amount not to exceed $36,600,000, (C) reserves for Store closings relating to the
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          Acquisition taken in the period from the Amendment Effective Date to and including January 1, 2000 in an aggregate amount not to exceed $15,000,000 and (D) to the extent not included in Excluded Charges, private company expenses incurred in the first quarter of 1998 in an aggregate amount not to exceed $900,000.

          (b) Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in proper alphabetical order:

               "PartsAmerica" means PartsAmerica.com, Inc., a Delaware
                ------------
          corporation.

               "PartsAmerica Agreements" shall have the meaning set forth in the
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          Third Amendment.

               "PartsAmerica Term Sheet" shall have the meaning set forth in the
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          Third Amendment.

               "Third Amendment" shall mean the Third Amendment dated as of
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          February 11, 2000 to this Agreement.

          (c) Section 6.04 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (m) thereof, (ii) deleting the period at the end of clause (n) thereof and substituting in lieu thereof the following: "; and" and (iii) adding at the end thereof the following:

               (o) investment of the assets described on Schedule A of the PartsAmerica Term Sheet in PartsAmerica in exchange for Series A Convertible Preferred Shares of PartsAmerica (which may be converted into common stock of PartsAmerica) on the terms and conditions set forth in the PartsAmerica Term Sheet and the PartsAmerica Agreements.

          (d) Section 6.05 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of clause (f) thereof, (ii) adding at the end of clause (g) thereof the word "and", (iii) adding at the end of clause (g) thereof the following;

               (h) transfers of assets described on Schedule A to the PartsAmerica Term Sheet to PartsAmerica on the terms and conditions set forth in the
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          PartsAmerica Term Sheet and the PartsAmerica Agreements;

     , (iv) deleting the word "and" appearing at the end of clause (i) of the last proviso thereof and substituting in lieu thereof a comma and (v) adding before the period at the end thereof the following:

          and (iii) consideration for transfers of assets permitted by clause
          (h) above may consist of Series A Convertible Preferred Shares of PartsAmerica (and the Borrower may convert such Series A Convertible Preferred Shares into common stock of PartsAmerica pursuant to the terms thereof), provided that such Series A Convertible Preferred
                          --------
          Shares or common stock are pledged to the Collateral Agent pursuant to the Pledge Agreement

          SECTION 2.  Representations and Warranties.  The Borrower represents
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and warrants to each of the Lenders that, after giving effect to the amendments contemplated hereby, (a) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of the earlier date) and (b) no Default has occurred and is continuing.

          SECTION 3.  Effectiveness.  This Amendment shall be deemed to be
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effective on the date (the "Amendment Effective Date") when (a) the
Administrative Agent (or its counsel) shall have received copies hereof that, when taken together, bear the signatures of the Borrower, Holdings and the Required Lenders and (b) the Borrower shall have pledged all capital stock owned by it of PartsAmerica to the Collateral Agent pursuant to the Pledge Agreement and the Collateral Agent shall have received all stock certificates representing such stock, together with undated stock powers executed in blank, and a revised
Schedule II to the Pledge Agreement reflecting such pledge.

          SECTION 4.  Applicable Law.  This Amendment shall be construed in
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accordance with and governed by the law of the State of New York.

          SECTION 5.  No Other Amendments.  Except as expressly set forth
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herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver
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of, or otherwise affect the rights and remedies of any party under the Credit
Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

          SECTION 6.  Counterparts.  This Amendment may be executed in two or
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more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7.  Headings.  Section headings used herein are for
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convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

          SECTION 8.  Expenses.  The Borrower shall reimburse the Administrative
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Agent for its reasonable out-of-pocket expenses incurred in connection with this
Amendment, including the reasonable fees and expenses of Cravath, Swaine &
Moore, counsel for the Administrative Agent.


          IN WITNESS WHEREOF, Holdings, the Borrower and the undersigned Lenders have caused this Amendment to be duly executed by their duly authorized officers, all as of the date first above written.


                                   ADVANCE HOLDING CORPORATION,

                                        by  /s/ J. O'Neil Leftwich
                                           --------------------------
                                           Name:  J. O'Neil Leftwich
                                           Title: Senior Vice President/Chief
                                                  Financial Officer
                                                  Secretary/Treasurer
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                                   ADVANCE STORES COMPANY,

                                        by  /s/ J. O'Neil Leftwich
                                           --------------------------
                                           Name:   J. O'Neil Leftwich
                                           Title:  Senior Vice President/Chief
                                                   Financial Officer
                                                   Secretary/Treasurer


                                   THE CHASE MANHATTAN BANK,

                                        by __________________________
                                           Name:
                                           Title: